Exhibit 99.1
12th Annual Needham Growth Conference January 13, 2010 New York Palace Hotel New York City Bob Stanzione, Chairman & CEO

Safe Harbor This presentation contains forward-looking statements concerning prospects and trends for the cable industry, demand for the products produced by ARRIS, and general prospects for ARRIS in the fourth quarter and full year 2009 and beyond, and 2010 outlook and the assumptions relating to the foregoing. The statements in this presentation that use such words as "believe," "expect," "intend," "anticipate," "contemplate," "estimate," or "plan," or similar expressions also are forward-looking statements. Actual results may differ materially from those contained in, or suggested by, any forward-looking statement. Specific factors that could cause such material differences include: the uncertain economic climate and financial markets and their impact on our customers' plans and access to capital, and the demand for their products and services. Other factors include customer adoption of our technologies, development and marketing of technology by our competitors, rights to intellectual property and the current trend toward increasing patent litigation, market trends and the adoption of industry standards, and consolidations within the telecommunications industry of both the customer and supplier base. This list of factors is representative of the factors which could affect our forward-looking statements and is not intended as an all encompassing list of such factors. For additional factors please see our Form 10-Q for the quarter ended September 30, 2009, as filed with the SEC. We disclaim any obligation to update these statements, whether as a result of new information, future events or otherwise. This presentation includes a discussion of "adjusted (non-GAAP) financial measures". The most directly comparable GAAP financial measures and information reconciling these adjusted (non-GAAP) financial measures to the company's financial results prepared in accordance with GAAP have been included at the end of this presentation. Needham Growth Conference 1/13/2010 www.arrisi.com 2

About ARRIS... Who We Are... ARRIS is a leading provider of voice, video and high-speed data solutions to the global broadband industry with a strong cable industry presence Over 50 years of cable industry experience as a leader in the introduction of new technologies Employees located in 20 countries Needham Growth Conference 1/13/2010 www.arrisi.com 3

ARRIS Products Address Virtually All of Our Customer's Needs

ARRIS



FTTMax™ EPON ONU
FTTMax™ 1000 RFoG ONU
↑ Fiber to the Premise (FTTP)
↓ Hybrid Fiber Coax (HFC)
ARRIS Flex Max® Amplifiers
Regal® Taps and MONARCH® Splitters
ARRIS Opti Max™ Nodes
Optical Metro Transport
ARRIS CHP Max5000™ Headend Optics
ARRIS Fixed / Mobile Convergence
ARRIS CORWave™ II Optical Transmitters
ARRIS D5 Universal Edge QAM
ARRIS MDX ConvergeMedia Media Distribution Switch
Touchstone® E-MTA
ARRIS EGT HEMi™ Encoders
ARRIS C4® CMTS
ARRIS XMS ConvergeMedia™ Distribution Platform
Moxi® Cable Set Top
↓ Wireless Network
ARRIS C4c™ CMTS
ARRIS EGT Encore™ and Quartet™ Encoders
ARRIS EGT VIPr Transcoders
ARRIS WiDOX Telephony Modem
Transceiver / Antenna
ARRIS WorkAssure™ Work Force Management
- Customer Satisfaction
- Dispatch Control
- Expense Reduction
- Workforce Potential
ARRIS ServAssure™ HFC Network Surveillance and Maintenance
- Network Visibility and Management
- New Service Deployment
- Improved Service
Video, Telephony & HSD Operations

www.arris.com

Convergence Enabled.

Needham Growth Conference 1/13/2010 4

(CHART) Deep technology bench with a rich patent portfolio leading to a commanding position in product categories ARRIS Capabilities... Over $120M of R&D Focused on the Cable Industry! 5 Needham Growth Conference 1/13/2010 www.arrisi.com

Doing Business with Approximately 1,000 Customers in 70 Countries... 6 www.arrisi.com Needham Growth Conference 1/13/2010

ARRIS Customer Sales Q309 & YTD 2009 Q309 & YTD 2009 Q309 & YTD 2009 Q309 & YTD 2009 Q309 & YTD 2009 www.arrisi.com 7 Needham Growth Conference 1/13/2010

Business Drivers... Internet Traffic Growth... speed, usage, density Video devices and Internet TV continue to expand rapidly Competition among Cable, Telco & Satellite Intensifies General Economy www.arrisi.com 8 Needham Growth Conference 1/13/2010

Evolving Market Demands E-Mail Digital Music VoIP Digital Photos Podcasting Online- Games Video Mail Video Blogs All Video on Demand Web Browsing Video on Demand High Definition Video on Demand Time 50% More Bandwidth Consumed Per Subscriber, Every Year Since 1982 *Sources: comScore, ARRIS estimates IP Video 31 billion videos viewed in November! 9 www.arrisi.com Needham Growth Conference 1/13/2010

November 2009 video statistics*.... New record of 31 billion videos viewed in November, up 11% over October 2009 84.8% of total U.S. internet users viewed on-line videos Average viewer watched 12.2 hours of online video, up 13% over October 2009 *Source: comScore Video Metrix www.arrisi.com 10 Needham Growth Conference 1/13/2010

Bandwidth Trends for Modems Predict Future Exponential Growth... 11 www.arrisi.com Needham Growth Conference 1/13/2010 Max Permitted Bandwidth for Modems (bps) 1982 1986 1990 1994 1998 1 10 100 1k 2002 2006 10k 100k 1M 10M 100M 1G 50 Mbps 1.2 kbps 2.4 kbps 300 bps 56 kbps 9.6 kbps 14.4 kbps 28 kbps 33 kbps The Era of Dial-Up Modems The Era of Wideband Cable Modems 2010 Year ??? 2014 10G 100G 1 Gbps 10 Gbps 100 Gbps 12 Mbps 2016 The past 25-years show a constant increase of ~1.5x per year... ~300 Mbps 128 kbps 256 kbps 512 kbps 1 Mbps 5 Mbps The Era of Cable Modems 12 Mbps "Past performance is no guarantee of future results, but..." Source: ARRIS estimates

The ARRIS Vision.... 12 www.arrisi.com Needham Growth Conference 1/13/2010 Multimedia Gateway IP Clients Phone Data/Video Multimedia MPEG IP Service Provider Broadcast Video Narrowcast Video Video on Demand Voice over IP Video over IP Home Network Ethernet 802.11 MOCA Internet Portal 3rd Party Content Subs self mgmt Usage & diagnostic data collection IP convergence at the Edge, in the Distribution Network and in the Home

A Deliberate Strategy #1 Share Proprietary Voice over Cable Converged IP Voice and Data over Cable Converged IP Voice, Data, and Video MOXI (r) Home Gateway Wideband Cable Edge Routers Video on Demand Edge Video Processing Complete End-to-end Portfolio 1995 2004 2009 #1 Share 13 www.arrisi.com Needham Growth Conference 1/13/2010

Financial Highlights

ARRIS Business Segments…

ARRIS

YTD (9 mos.) 2009
Revenue $807.8 million



MCS
58.7
7%
ATS
131.9
16%
BCS
617.2
77%

Broadband Communications Systems

- CMTS
- CPE

- #1 Worldwide Revenue Market Share in both CMTS and VoIP E-MTA CPE*
- Record revenue and downstream CMTS levels in Q309
- DOCSIS® 3.0 upgrade leader

*Source: Infonetics 2009

Access, Transport and Supplies

- Optical
- RF
- Supplies

- Favorable mix shift towards optics driven by HD video growth

Media and Communication Systems

- OSS
- VOD
- Ad Insertion

- Software reduces operators' operating expense
- Video on Demand provides operators additional revenue generator
- Leader in ad insertion at top MSOs

www.arrisi.com Convergence Enabled. Needham Growth Conference 1/13/2010 15

ARRIS Segment and Product Overview


ATS
FTTMax™ EPON ONU
FTTMax™ 1000 RFoG ONU
↑ Fiber to the Premise (FTTP)
↓ Hybrid Fiber Coax (HFC)
ARRIS Flex Max® Amplifiers
Regal® Taps and MONARCH® Splitters
ARRIS Opti Max™ Nodes
ARRIS CHP Max5000™ Headend Optics
ARRIS CORWave™ II Optical Transmitters
Optical Metro Transport
ARRIS Fixed / Mobile Convergence
ARRIS MDX ConvergeMedia Media Distribution Switch
ARRIS XMS ConvergeMedia™ Distribution Platform
BCS
ARRIS D5 Universal Edge QAM
ARRIS C4® CMTS
Touchstone® E-MTA
ARRIS EGT HEM™ Encoders
Moxi® Cable Set Top
↓ Wireless Network
ARRIS WiDOX Telephony Modem
Transceiver / Antenna
MCS
ARRIS C4c™ CMTS
ARRIS EGT Encore™ and Quartet™ Encoders
ARRIS EGT VIPr Transcoders
ARRIS WorkAssure™ Work Force Management
- Customer Satisfaction
- Dispatch Control
- Expense Reduction
- Workforce Potential
ARRIS ServAssure™ HFC Network Surveillance and Maintenance
- Network Visibility and Management
- New Service Deployment
- Improved Service
Video, Telephony & HSD Operations

www.arrisi.com
Convergence Enabled.
Needham Growth Conference 1/13/2010 16

Business outlook... Q409 anticipated to be above previous guidance* Revenues approximately $295M to $300M EPS expected to be above previous guidance Robust cash generation *(note: unaudited, based upon preliminary analysis which is subject to change) 2010 Anticipate another strong year assuming economic recovery Quarterly profile may be similar to 2009 Moderate start to the year, in part as a result of strong Q4 2009 www.arrisi.com 17 Needham Growth Conference 1/13/2010 Remain confident that as recovery occurs ARRIS is well positioned to grow.

Business Drivers remain strong... Our customers' customers need to communicate, be entertained and have more choices. Vigorous Internet traffic growth continues and network capacity and capability must improve. More HD on demand and emerging 3DTV Operators must reduce operating expense and improve service creating new opportunities for our Assurance software products. Competition among service providers increases www.arrisi.com 18 Needham Growth Conference 1/13/2010

Summary... ARRIS has never been stronger Positioned for long term growth High, sustainable market shares More involved with our customers Exciting new products in the pipeline Great financial profile and strong balance sheet provides solid foundation for growth. www.arrisi.com 19 Needham Growth Conference 1/13/2010

Questions and Answers?